Other operating income (expenses), net (Tables)	12 Months Ended
Jun. 30, 2018
Other Operating Income Expenses Net
Schedule of other operating income (expenses), net

	2018	2017	2016
Gain/loss on sale of PPE	(380)	(479)	33
Reversal of management fee – Cresca (a)	—	(3,318)	—
Provision for legal claims (b)	387	(139)	2,213
Alto Taquari Farm (c)	—	34	2,277
Surplus gain from spin-off (Note 1.1)	5,098	—	(500)
Write-off of effect of conversion of joint venture due to spin-off (Note 1.1)	30,616	—	—
Other (d)	(289)	(2,117)	(1,211)
	35,432	(6,019)	2,812

(a)	On October 5, 2016, the Company entered into an agreement with the shareholder Carlos Casado S.A., which provides for the termination of the land development consultancy agreement. The termination of this agreement resulted in a reversal of revenue amounting to R$1,050. At December 31, 2016, the advisory agreement recorded under Intangible Assets,” in the amount of R$1,440, was derecognized. At June 30, 2017, the Company recognized that it should have received amounts net of taxes and recorded a loss of R$828 related to taxes levied on settlement of the agreement.

(b)	The amount recognized in June 2016 refers to the reversal of provision for INSS of foreign members of the Board of Directors.

(c)	In June 2016, the Company obtained a discount on the payment of acquisition of Alto Taquari Farm.

(d)	The amount in 2017 basically refers to the termination of the Chief Executive Officer’ employment contract, as per his resignation tendered at the Board of Directors’ Meeting held on August 18, 2016, in the amount of R$1,394, and to the payment of ICMS fine on undue credit in use and consumption operations, property, plant and equipment, diesel oil and agricultural inputs, in the amount of R$630.